SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section240.14a-12

DIVERSIFIED CORPORATE RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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Diversified Corporate Resources, Inc.
10670 N. Central Expressway, Suite 600
Dallas, Texas 75231

April 29, 2003

Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Diversified Corporate Resources, Inc. (the "Company"), which will be held at the Company's offices at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231, on June 6, 2003, at 9:30 a.m. Central Time.

At the Annual Meeting, you will be asked to consider and vote upon the following: (1) the election of directors, (2) the approval of the issuance of warrants to purchase 2,700,000 shares of common stock of the Company, and (3) any other business that may properly come before the meeting.

The Board of Directors and management look forward to seeing you at the Annual Meeting.
Sincerely,
/S/ J. Michael Moore Chairman of the Board and Chief Executive Officer

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DIVERSIFIED CORPORATE RESOURCES, INC.
10670 N. Central Expressway, Suite 600
Dallas, Texas 75231

____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 6, 2003

_____________________________________________________

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Diversified Corporate Resources, Inc., a Texas corporation (the "Company"). will be held at 9:30 local time on Friday, June 6, 2003, at the Company's offices, at 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231, for the following purposes:

    To elect five members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified.

    To approve, pursuant to the rules of the American Stock Exchange, the issuance of warrants to purchase 2,700,000 shares of common stock of the Company to our chairman, J. Michael Moore.

    To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of our Common Stock at the close of business on April 18, 2003 will be entitled to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting.

In addition to the proxy statement and proxy card, a copy of our Annual Report, which is not part of the proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting. Whether or not you expect to attend the meeting, you are urged to mark, sign, date and mail the enclosed proxy card promptly so that your shares may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors
/S/ W. BROWN GLENN, JR. President
Dallas, Texas April 29, 2003

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DIVERSIFIED CORPORATE RESOURCES, INC.
10670 N. Central Expressway, Suite 600
Dallas, Texas 75231

__________________________________________________

PROXY STATEMENT
FOR 2003 ANNUAL MEETING OF SHAREHOLDERS
June 6, 2003

__________________________________________________

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed form of proxy is solicited by the Board of Directors of Diversified Corporate Resources, Inc. (the "Company") to be used at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), and at any adjournment(s) thereof. When the proxy cards are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

Our executive offices are located at, and the mailing address of the Company is, 10670 N Central Expressway, Suite 600, Dallas, Texas 75231.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the "Proxy Statement") and an accompanying proxy card are being mailed on or about April 29, 2003. Our Annual Report is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

The enclosed proxy card, even though executed and returned, may be revoked at any time prior to the voting of the proxy by giving written notice of revocation to the Secretary of the Company at our principal executive offices, or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. However, no such revocation shall be effective until the Company, at or before the Annual Meeting, has received such notice. Such revocation will not affect a vote on any matters taken prior to receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

In addition to the solicitation of proxies by use of the mail, directors, officers, and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such directors, officers, and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, par value $.10 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the proxy card, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, will be borne by the Company.

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VOTING SECURITIES OUTSTANDING; QUORUM

The record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting was the close of business on April 18, 2003 (the "Record Date"). At the close of business on the Record Date, there were 2,734,865 shares of Common Stock issued and outstanding, each of which is entitled to one vote on all matters properly brought before the Annual Meeting. Shareholders have no cumulative voting rights.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present and are, therefore, counted to determine a quorum. Shares held by the Company in its treasury or by any majority-owned subsidiary or the Company do not count toward a quorum. If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time, without notice or other announcement, until a quorum is present or represented. It is the intention of the persons named in the proxy to vote the shares represented by the proxies held by them for such an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for the election of directors. That is, the nominees receiving the greatest number of votes will be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve any other business that may properly come before the meeting or any adjournment thereof.

Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes, if any, will have no effect on the outcome of the election of directors, and will have the effect of votes against any other proposal.

GOVERNANCE OF THE COMPANY

Pursuant to the Texas Business Corporation Act and the Company's bylaws, our business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board currently has five members.

The Board held twelve (12) meetings during 2002. With the exception of one director, who was unable to attend one meeting, each of the directors attended all of the meetings of the Board. In addition, on one occasion in 2002, the Board took action by unanimous written consent.

Committees of the Board of Directors

During 2002, the Board had two standing committees: the Audit Committee and the Compensation Committee.

The Audit Committee currently consists of John M. Gilreath (Chairman), Samuel E. Hunter and Mark E. Cline. From August 15, 2002 until February 19, 2003, W. Glenn Brown, Jr., was a member and Chairman of the Audit Committee. Mr. Hunter served as Chairman of the Audit Committee until August 15, 2002. Mr. Gilreath was elected as a member and Chairman of the Audit Committee on February 19, 2003, the date that he was appointed to the Board. During 2002, the Audit Committee held four meetings. With the exception of one committee member, who was unable to attend one meeting of the Audit Committee, each of the members attended all meetings.

The Compensation Committee currently consists of Mr. Hunter (Chairman), Mr. Cline and Mr. Gilreath. No one served as Chairman of the Compensation Committee in 2002. The Compensation Committee is responsible

<End Page 5>

for determining the compensation of the Company's executive officers and administers the Company's stock option plans. Because the compensation of the executive officers did not change in 2002, and there were no stock options granted to employees during such year, the Compensation Committee did not hold any meetings in 2002.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee are focused on three areas:

    the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

    the performance of the Company's internal auditors and the independence and performance of the Company's independent auditors.

    the Company's compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with Weaver and Tidwell, LLP ("Weaver Tidwell"), the Company's independent auditors, who have unrestricted access to the committee, and with appropriate Company financial personnel.

We also recommend to the Board the appointment of the independent auditors and review periodically their performance, fees and independence from management.

The directors who serve on the committee are "Independent" for purposes of the American Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to the Company that may interfere with our independence from the Company and its management.

The Board has adopted a written charter setting out the functions the committee is to perform. A copy of the charter is attached as a Appendix 1 to this Proxy Statement.

Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us. We monitor these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

This year, we reviewed the company's audited financial statements as of and for the fiscal year ended December 31, 2002, and discussed those financial statements with management and Weaver Tidwell. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

We have received from and discussed with Weaver Tidwell the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Weaver Tidwell any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommend to the Board that the Company's audited financial statements be included in the Company's report on Form 10-K for the fiscal year ended December 31, 2002.

John M. Gilreath, Chairman
Samuel E. Hunter
Mark E. Cline

<End Page 6>

Compensation of Directors

In 2002, our outside directors, that is directors who are not employees of the Company, each received a quarterly retainer of $8,000, and an option to purchase 25,000 shares of our Common Stock. Upon becoming a director, each new outside director also receives an option to purchase 15,000 shares of Common Stock.

In addition to compensation received as a director, while serving as Chairman of the Audit Committee during a portion of 2002, Mr. Hunter received $1,000 for each Audit Committee meeting attended. While serving as Chairman of the Audit Committee during August 15, 2002 through February 19, 2003, Mr. Glenn also received $4,000 per month; however, this compensation was for services rendered by him to us related to review of the Company's capital structure, organization and potential sale of the Mountain Division. The additional compensation to be paid in 2003 to Mr. Gilreath, the current Chairman of the Audit Committee, will be $1,500 per month.

Members of the Board of Directors who are employees of the Company do not receive additional compensation for serving as a director of the Company or for attending meetings of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who beneficially own more than 10% of Common Stock (the "Reporting Persons") to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and to furnish the Company with copies of Section 16(a) forms so filed. Based solely on a review of copies of such forms received, the Company believes that, except as set forth below, all of the Reporting Persons timely met their filing obligations. The exceptions are as follows: (a) J. Michael Moore filed his Form 5 for 2002 on March 10, 2003, (b) Samuel E. Hunter, a director, did not file Form 4 in connection with the 12,500 options granted to him on January 1, 2002 and filed his Form 5 for 2002 on April 8, 2003, (c) W. Brown Glenn, Jr., a director, did not file Form 3 in connection with becoming a director and the 15,000 options granted to him in August 2002, and filed his Form 5 for 2002 on April 7, 2003, (d) Mark E. Cline, a director, did not file Form 3 in connection with becoming a director and the 15,000 options granted to him in July 2002, and filed his Form 5 for 2002 on April 8, 2003 and (e) Douglas E. Furra, Treasurer and Chief Financial Officer, filed Form 3 in connection with becoming a Reporting Person on April 8, 2003.

Independent Auditors

Weaver Tidwell has not yet been reappointed as the Company's independent auditors. The Audit Committee intends, during the second quarter of 2003, to review our relationship with Weaver Tidwell and recommend to the Board whether to reappoint Weaver Tidwell for 2003 or invite proposals from other accounting firms as well as Weaver Tidwell. A representative of Weaver Tidwell is expected to be available at the Annual Meeting to respond to appropriate questions

The fees billed by Weaver Tidwell for the indicated services performed during 2002 were as follows:
Audit Fees	$83,700
Financial Systems Design and Implementation Fees	$-0-
All other fees	$20,790

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of Weaver Tidwell.

<End Page 7>

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors which shall constitute the Board shall be fixed from time to time by resolution of the Board of Directors but shall not be less than one. The Board of Directors has fixed the number of directors at five and has nominated the five individuals named below to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. All of the nominees are currently directors of the Company. It is the intention of the persons named in such proxy to vote the shares represented by such proxy for the election of the following named nominees. Information regarding each nominee is set forth in the text below.

If you do not wish your shares to be voted for any particular nominee, you may so indicate on the proxy card. If any of these nominees for director becomes unavailable, the persons named in the accompanying proxy may vote for any alternate designated by the present Board of Directors or the number of directors may be reduced.

Nominees for Election at the Annual Meeting:

MARK E. CLINE, 51, has been a director of the Company since July 9, 2002. Since 1985, Mr. Cline has served as President of Memphis, Inc., a Dallas-based entity engaged in owning and operating food and beverage establishments. Since April, 1999, he has also served as President of Nimrod, Inc., a Dallas-based a real estate development concern.

JOHN M. GILREATH, 49, has been a director of the Company since February 19, 2003. Since December 2002, Mr. Gilreath has served as Managing Director and Chief Financial Officer of Entera Entertainment , Inc., a Washington, D.C.-based film distribution company. From April 2001 to December 2002, he served as Vice President of Allegiance Capital Corporation, a Dallas-based middle market investment bank, and from April 1996 to April 2001, he served as Managing Director of DSJ Consulting, L.L.C., a Tulsa-based corporate finance consulting company.

W. BROWN GLENN, JR., 49, has been a director of the Company since August 15, 2002, and our President since March 7, 2003. From March 2000, through June 2002, Mr. Glenn served as a Managing Director of Allegiance Capital Corporation and from August 1997 to August 1999, he served as Chief Financial Officer of ErgoBilt, Inc., a Dallas-based diversified manufacturing concern.

SAMUEL E. HUNTER, 68, has been as a director of the Company since February 1997. Since July 2000, Mr. Hunter has served as Senior Vice President and Manager of the Sales Trading desk for the New York office of the Charlotte-based Interstate Group. From October 1997 to June 2000, Mr. Hunter served as Senior Vice President of Sales for OptiMark Technologies, Inc., a New York-based electronic trading network. Mr. Hunter is also a minority shareholder and director in Pursuant Technologies, Inc. See "Certain Relationships and Related Party Transactions."

J. MICHAEL MOORE, 56, has been our Chairman of the Board of Directors since May 1991, and Chief Executive Officer since May 1993. He has served as President and Chief Executive Officer of United States Funding Group, Inc., a Dallas-based corporation, since 1986. He is the principal shareholder of DCRI L.P. No. 2, Inc., a Texas corporation, which holds voting and investment power with respect to shares of Common Stock and which has filed for bankruptcy protection in February 2003. Mr. Moore is also a minority shareholder in Pursuant Technologies, Inc. See "Certain Relationships and Related Party Transactions."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF
THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 8, 2003, by (a) each person known by us to own beneficially five percent or more of the outstanding Common Stock; (b) each of our directors; (c) each of the named executive officers named in the Summary Compensation Table below; and (d) all directors and executive officers as a group. The address of each person listed below is 10670 N. Central Expressway, Suite 600, Dallas, Texas 75231, unless otherwise indicated.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner	Number	Percent
DCRI L.P. No. 2, Inc.	451,700 (3)	16.52%
J. Michael Moore	3,308,025 (3)(4)	59.49%
Samuel E. Hunter	65,250 (5)	2.36%
Mark E. Cline	31,950 (6)	1.16%
W. Brown Glenn, Jr.	13,750 (7)	*
Douglas G. Furra	12,333 (8)	*
John M. Gilreath	6,250 (9)	*
All directors and executive officers as a group (6 persons)(4), (5), (6), (7), (8), and (9)	3,437,058	60.97%

* Represents less than 1% of outstanding Common Stock.

  Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

  The percentages are based on 2,734,865 shares of Common Stock outstanding, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of April 18, 2003, by exercise of options and/or warrants. The percentage total differs from the sums of the individual percentages due to the differing denominators with respect to each calculation.

  These shares (the "Current Shares") were acquired by DCRI L.P. No. 2, Inc. ("No. 2") in 1993 as the result of a series of transactions which involved Ditto Properties Co. ("DPC"); the Current Shares were part of 899,200 shares of Common Stock (the "No. 2 Shares") which were purchased in 1991 by USFG/DHRG LP No. 1, a partnership (the "Partnership"). The partners of the Partnership then included DPC and a corporation owned and controlled by J. Michael Moore ("Moore"). In 1996, DPC filed a lawsuit (the "Ditto Litigation") against No. 2 and others (the Company is now named as a defendant in the Lawsuit) in which DPC is claiming, among other things, that the 1993 sale of the No. 2 Shares to No. 2 should be rescinded. However, in 1997 the trial court in the Ditto Litigation granted No. 2's motion for summary judgment dismissing DPC's rescission claim. DPC has also filed a Schedule 13D claiming that it is the beneficial owner of the No. 2 Shares based on a successful outcome of DPC's rescission claim. Subsequent to 1993, certain of the No. 2 Shares have been sold or otherwise hypothecated.

  In February 2003, No. 2 filed for bankruptcy protection. As a result, No. 2 holds sole voting and investment power with respect to the Current Shares, subject to (a) the claims of all of the creditors of No. 2 (in connection with the recent bankruptcy filing), (b) the claims of DPC as to ownership of the Current Shares, as well as (c) the rights retained by (i) Imperial Bank, with respect to 273,000 shares in connection with a loan (the "Imperial Loan") to No. 2, the principal balance of which is $259,934, (ii) Compass Bank with respect to 168,500 shares in connection with two loans (collectively the "Compass Loan") to No. 2, the

  <End Page 9>

  principal balance of which is approximately $254,003, and (iii) the Company with respect to 10,200 shares, to secure the Company in connection with the Prior Advances (as defined below) and the Compass Bank transaction. See "Certain Relationships and Related Transactions" for more information related to the Company's security interest in these shares, the Compass Loans and the Company's agreement to purchase the Compass Loan in the event No. 2 and Moore default in their obligations to repay the Compass Loan.

  If the Current Shares ever cease to be subject to the existing bankruptcy proceedings, and cease to be encumbered by security liens in favor of third parties, No. 2 and Moore have agreed to grant to the Company a lien in and to the Current Shares, to secure the Company in connection with the amounts owed to the Company by Moore and No. 2 (the "Prior Advances"). Also, No. 2 has granted a second lien security interest to an individual, to secure such individual in connection with approximately $48,500 owed to such individual, in 55,000 shares of Common Stock pledged to Imperial Bank. See "Certain Relationships and Related Transactions" for more information related to the Prior Advances.

  No. 2 has granted an option (the "Hunter Option") to Samuel E. Hunter, a director of the Company, to purchase an aggregate of 20,000 shares of Common Stock at $5.00 per share which option expires on July 31, 2003.

  Includes the 451,700 shares of Common Stock which are beneficially owned by No. 2 (as Moore owns substantially all of the capital stock of No. 2), 82,500 shares of Common Stock owned by another affiliate of Moore and 126,125 shares of Common Stock issuable upon the exercise of options. Included in the options are 20,000 fully vested options resulting from the 5 for 1 reduction in the number of options Moore has agreed to in exchange for a reduction in their exercise price from $2.50 or more to $.24. Also includes 2,700,000 shares of Common Stock underlying the warrants granted to Moore in October 2002 and February 2003, the approval for which by the shareholders is proposed in this Proxy Statement. This approval is required as a condition to the listing of the underlying shares on the American Stock Exchange and, without such approval, the warrants may not be exercised and converted into shares of Common Stock.

  Includes 30,750 shares of Common Stock issuable upon the exercise of options. This number excludes 20,000 shares of Common Stock issuable upon exercise of the Hunter Option. Included in the options are 12,000 fully vested options resulting from the 5 for 1 reduction in the number of options Mr. Hunter has agreed to in exchange for a reduction in their exercise price from $2.50 or more to $.24. The address of Mr. Hunter is 501 East 87th Street, 17E, New York, New York 10128.

  Includes 13,750 shares of Common Stock issuable upon the exercise of options. The address of Mr. Cline is 5104 Scarborough Lane, Dallas, Texas 75287.

  Includes 13,750 shares of Common Stock issuable upon the exercise of options.

  Includes 11,833 shares of common stock issuable upon the exercise of options. Included in the options are 8,000 fully vested options resulting from the 5 for 1 reduction in the number of options Mr. Furra has agreed to in exchange for a reduction in their exercise price from $2.50 or more to $.24.

  Includes 6,250 shares of Common Stock issuable upon the exercise of options. The address of Mr. Gilreath is 1900 White Oak Road, McKinney, Texas 75070.

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PROPOSAL 2 -APPROVAL OF THE WARRANTS

Throughout 2002, as our business and cash flow were in a severe decline, we were periodically found to be in violation of certain covenants under our main line of credit, the loan facility with General Electric Capital Corporation ("GE"). Each of the violations prior to October 2002 were cured by means of a forbearance agreement with GE under which we paid a fee and agreed to ever more stringent reserve requirements as a reduction against accounts receivables eligible as collateral under the facility. In October 2002, in response to another violation of the covenants, GE informed us that the facility will be declared in default unless additional guarantees, secured by assets, are provided.

Default under the GE facility would have caused the Company to file for bankruptcy protection, with the likely result that our shareholders' equity in the Company would have been substantially lost. To prevent this result, and to gain the Company additional time to refinance the GE facility, J. Michael Moore, our Chairman and Chief Executive Officer, in October 2002, executed a guaranty ( by him and a company controlled by him) of up to $900,000 of our obligations under the GE facility. The guaranty was secured by assets owned by Mr. Moore and his company. Subsequently, on December 24, 2002, we entered into a $4 million secured credit facility with Greenfield Commercial Credit, LL.C., repaid the GE facility and averted bankruptcy.

In October 2002, in recognition of the risks undertaken by Mr. Moore in connection with his guaranty, the Board of Directors, with Mr. Moore abstaining, unanimously voted to grant Mr. Moore options or warrants (to be determined at a later date) to purchase 3,600,000 shares of the Common Stock, in three tranches of 1,200,000 shares each, at prices which, at the time of the vote, exceeded the closing price of the Common Stock. Subsequently, in February 2003, the Board, with Mr. Moore abstaining, unanimously voted to modify the original grant and to grant Mr. Moore five-year warrants (the "Warrants") to purchase 2,700,000 shares of common Stock, 900,000 shares at $.15 per share, 900,000 shares at $.16 per share and 900,000 Shares at $.19 per share, with Mr. Moore being required to purchase 900,000 shares at $.15 per share before the end of 2003. The Board believes the grant to be appropriate and fair to the Company and the shareholders. Using the Black-Scholes option - pricing method, the fair value of the Warrants on the date of the original grant was computed to be $110,000. A copy of the Common Stock Warrant reflecting the grant of the Warrants is attached as Appendix 2 to this Proxy Statement.

Because the Common Stock is traded on the American Stock Exchange ("ASE"), we are subject to the rules contained in the ASE Company Guide. Pursuant to Section 711 of the ASE Company Guide, we are required to obtain shareholder approval of the grant of the Warrants prior to ASE approving an application to list the additional shares underlying the Warrants. In other words, our shareholders' approval is necessary if the Warrants were ever to be exercised by Mr. Moore, including the purchase of 900,000 shares of Common Stock for $135,000 he is required to make in 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE GRANT OF THE WARRANTS

<End Page 11>

COMPARATIVE TOTAL RETURNS

Performance Graph

The following graph compares the cumulative total shareholders' return on our Common Stock to that of the Russell 2000 Index and the Peer Group (as defined below). The graph assumes that an investment of $1,000 was made in our Common Stock and each of the other indices at the earliest date shown, and that dividends, if any, were reinvested. The stock price performance shown in the graph is not necessarily indicative of future price performance.

Comparison of Cumulative Total Returns From Year-end 1996 Through Year-end 2002
	1997	1998	1999	2000	2001	2002
Peer Group	1,000	920	560	260	190	210
Russell 2000	1,000	980	1,180	1,150	1,170	930
DCRI	1,000	630	360	360	110	30

The Company's Peer Group, as selected by the Company's Compensation Committee, consists of the following companies whose businesses, taken as a whole, resemble the Company's activities: Butler International, Inc., General Employment Enterprises, Inc., RCM Technologies, Inc., Professional Staffing, Comforce Corp., National Technical Systems, Inc., and National TechTeam, Inc. In previous years, the Company's Peer Group included Lamalie Associates, which was party to a merger in 1999 and no longer exists.

The returns of the Peer Group for each period was computed on the basis of the weighted arithmetic average of the market capitalization of the companies in the Peer Group at the beginning of such period.

<End Page 12>

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company and administering the 1996 Nonqualified Stock Option Plan (the "1996 Plan") and the 1998 Nonqualified Stock Option Plan (the "1998 Plan"). The compensation review and evaluation is conducted by reviewing the overall performance of each individual and comparing the overall performance of the Company with others in its industry, as well as considering general economic and competitive conditions. The financial performance of the Company on a yearly basis and as compared with the Company's Peer Group (see "Comparative Total Returns," below) and the industry as a whole, the Company's stock price and market share, and the individual performance of each of the executive officers, are among the factors reviewed. No particular weight is assigned to one factor over another.

General Compensation Philosophy

Our fundamental philosophy is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. It is our objective to make a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (a) base salary, which reflects individual performance and is designed primarily to be competitive with salary levels of similarly sized companies, (b) annual variable performance awards payable in cash and tied to the Company's achievement of performance goals, and (c) long-term stock based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's shareholders. Generally, as an officer's level of responsibility increases, a greater portion of his or her total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

2002 Compensation

As part of our cost reduction program in 2002, all three of the executive officers shown in the executive compensation table below received as base salary an amount which was ten percent (10%) less than the salaries payable to such executives under their respective employment agreements. Moreover, no bonuses were paid or stock options granted to such executives in 2002. With respect to Mr. Moore, we continue to believe that he has provided outstanding leadership for the Company in some of the most difficult market conditions our industry has ever seen. However, in light of the financial and market conditions faced by the Company, we did not believe it appropriate to give him a raise or bonus in 2002. In fact, as mentioned above, Mr. Moore voluntarily reduced his salary by 10% at the beginning of 2002.

2003 Option Grants

In March, 2003, the Board determined that it was in the best interests of the Company to allow many of our key employees to have an increased equity participation in the Company. Thus, options to purchase approximately 920,000 shares at $0.24 per share vesting over three years were granted to 76 employees. With the exception of options to purchase 160,000 shares to J. Michael Moore, 150,000 shares to W. Brown Glenn, Jr., (in connection with his election as our President) and 60,000 shares to Douglas G. Furra, none of these options were granted to executive officers of the Company. The timing of future grants of options from the overall option pools established under the 1996 & 1998 Option Plans, and their allocations will be determined by the Compensation Committee based upon market conditions and corporate and individual performance. Emphasis is placed on the long-term performance of the Company and is subjective with no particular emphasis being placed on any one factor.

Compliance with Section 162(m)

With certain exceptions, Section 162(m) of the Internal Revenue Code of 1986, as amended, prevents publicly held corporations, including the Company, from taking a tax deduction for compensation in excess of $1 million paid to the Chief Executive Officer and the other persons named in the Summary Compensation Table in this Proxy Statement ("Covered Persons"). For nonqualified stock options the deduction is normally taken in the year the option is exercised. However, Section 162(m) will not apply to limit the deductibility of performance-based

<End Page 13>

compensation exceeding $1 million if (i) paid solely upon attainment of one or more performance goals, (ii) paid pursuant to a performance-based compensation plan adopted by the Compensation Committee, and (iii) the terms of the plan are approved by the shareholders before payment of the compensation.

The Compensation Committee has previously reviewed the Company's compensation plans with regard to the deduction limitation contained in Section 162(m) and believes that option grants under the 1996 Plan (the "1996 Options") do not meet the requirements of Section 162(m) to be considered performance-based compensation. Therefore, Section 162(m) could limit the Company's deduction in any tax year in which a Covered Person who received 1996 Options exercises some or all of his 1996 Options and his total compensation, including the value of the exercised options, exceeds $1 million in that taxable year.

The Compensation Committee decided not to alter the Company's compensation plans with respect to existing 1996 Options, but does believe that options granted and repriced to Covered Persons under the 1998 Plan will meet the deductibility requirements of Section 162(m).

Samuel E. Hunter, Chairman
Mark E. Cline
John M. Gilreath

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee are independent non-employee directors. No executive officer of the Company served as a member of a compensation committee or as a director of another corporation, one of whose executive officers served on the Compensation Committee or as a director of the Company.

EXECUTIVE OFFICERS

The table and text below set forth the name, age, current position and term of office of the Company's current executive officers.

Name	Age	Position
J. Michael Moore	56	Chairman and Chief Executive Officer
W. Brown Glenn, Jr.	49	President
Douglas G. Furra	41	Secretary, Treasurer and Chief Financial Officer

Mr. Moore has served as Chief Executive Officer of the Company since May 1991. Mr. Moore has entered into an Employment Agreement with the Company providing for employment through December 31, 2003, and a severance payment equal to twelve months salary if terminated other than for cause.

Mr. Glenn has served as President of the Company since March 2003. Mr. Glenn currently has no employment agreement with the Company and, therefore, no specified term for his service as President.

Mr. Furra has served as Chief Financial Officer of the Company since August 31, 2002. Mr. Furra currently has no employment agreement with the Company and, therefore, no specified term for his service as Chief Financial Officer.

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EXECUTIVE COMPENSATION
Name and Principal Position (a)	Year (b)	Annual compensation			Long-term compensation
		Salary ($) (c)	Bonus ($) (1) (d)	Other annual compen-sation ($) (2) (e)	Awards		Payouts	All other compen-sation ($) (i)
					Restricted stock award(s) ($) (f)	Securities under-lying options/ SARs (#) (3) (g)	LTIP payouts ($) (h)
Michael Moore	2002 2001 2000	225,000 250,000 230,045	-0- -0- 83,668	45,000 27,000 31,000	-0- -0- -0-	-0- 225,000 -0-	-0- -0- -0-	-0- -0- -0-
Douglas G. Furra	2002 2001 2000	117,667 108,624 118,387	-0- -0- 36,406	-0- -0- -0-	-0- -0- -0-	-0- 11,500 -0-	-0- -0- -0-	-0- -0- -0-
James E. Filarski (4)	2002 2001 2000	153,000 114,415 - -	-0- -0- - -	-0- -0- - -	-0- -0- - -	-0- -0- - -	-0- -0- - -	-0- -0- - -

  The bonus was calculated as a percentage of after-tax net income.

  Includes perquisites and other personal benefits if value is greater than the lesser of $50,000 or 10% of reported salary and bonus. Includes deferred compensation for Mr. Moore of $45,000, in 2002, $27,000, in 2001, and $31,000, in 2000.

  No options were granted in 2002 or in 2000. All options granted in 2001 were granted pursuant to the 1998 Plan.

  Mr. Filarski ceased to be employed by the Company effective as of August 30, 2002.

Stock Option Grants During 2002

None of the executive officers were granted options in 2002 in connection with being an officer of the Company.

Stock Option Exercises and Year-end Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during 2002 and unexercised options held as of December 31, 2002:

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	Shares		Number of Shares Underlying Unexercised Options at Fiscal Year End(#)(1)	Value of Unexercised In-The-Money Options / SARs at Fiscal Year End ($)(1)(2)
Name	Acquired on Exercise(#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
J. Michael Moore	-0-	-0-	126,125/46,875	$ 0/$ 0
James E. Filarski	-0-	-0-	0/0	$ 0/$ 0
Douglas G. Furra	-0-	-0-	15,187/4,313	$ 0/$ 0

(1) The amounts under the headings entitled "Exercisable" reflect vested options as of December 31, 2002 and the amounts under the headings entitled "Unexercisable" reflect options that have not vested as of December 31, 2002.

(2) No options outstanding at December 31, 2002, were in-the-money based on the $0.24 per share closing price of the Common Stock on December 31, 2002.

Employment and Change of Control Agreements

We have entered into an employment agreement with Mr. Moore which terminates on December 31, 2003 and provides for a base compensation of not less than $250,000 and for a deferred compensation payment of $3,000 per month. The employment agreement provides that if Mr. Moore's employment is terminated without cause, the Company will pay him an amount equal to his base compensation for a period of twelve (12) months (the "Extension Period") following the date of termination. In addition, if Mr. Moore's employment is terminated without cause, he will be entitled to receive a pro rata share of any bonus or incentive compensation to which he would have been entitled had he remained employed for the entirety of the calendar year involved and will have twelve (12) months following such termination within which to exercise his options.

The employment agreement also provides that upon a Special Change in Control (as defined below), if Mr. Moore's employment with the Company is terminated for any reason other than Voluntary Termination (as defined in the agreement) or terminated for cause during the twenty-four (24) month period beginning on the effective date of such change in control (a) the payments due for the Extension Period will be paid at such times and in such amounts as would have been paid to him during the Extension Period had his employment not been terminated, and (b) the Company's obligation to make the deferred compensation payments will extend until the expiration of the Extension Period. Also, if a Special Change of Control occurs and Mr. Moore's employment with the Company terminates for any reason other than Voluntary Resignation or Termination for Cause (as each is defined his Stock Option Agreement), his stock options will become fully vested, notwithstanding any other vesting provisions.

For this purpose, the term "Special Change of Control" means (a) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary thereof, or Mr. Moore and any affiliate of Mr. Moore, becomes the beneficial owner (as each is defined pursuant to Section 13(d) under the Exchange Act) of the Company's securities having 25% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company; or (b) if, as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are beneficially owned (as defined pursuant to Section 13(d) of the Exchange Act) in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or (c) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each

<End Page 16>

director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

Effective August 30, 2002, and June 30, 2002, respectively, James E. Filarski, then President and a director of the Company, and Anthony G. Schmeck, then Secretary, Treasurer and Chief Financial Officer of the Company was terminated and resigned, respectively, from his respective position. No severance payments are due to these former executives and all stock options granted and not exercised by either of them prior to termination lapsed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On April 21, 2002, the Company entered into a series of agreements with Mr. Moore and DCRI L.P. No. 2, Inc. ("No.2"), pursuant to which the Company received promissory notes payable by Mr. Moore and No. 2 and is to be paid approximately $391,000 in connection with various advances (the "Prior Advances") made by the Company, prior to 2001, on behalf of Mr. Moore or various entities that he controls. The Prior Advances are repayable at the rate of $50,000 per year, accruing interest at prime plus 0.125%, and relate primarily to litigation associated with a lawsuit with Ditto Properties Company (the "Ditto Litigation"). The balance of Prior Advances outstanding at December 31, 2002 of $393,514.81 was collateralized by a lien on 25,000 shares of the Common Stock held by Mr. Moore, and on additional shares of another corporation owned by Mr. Moore. The aforesaid 25,000 shares of the Common Stock were initially pledged to the Company as collateral for a note purchase agreement with Compass Bank, as described below.

In October, 2002, Mr. Moore and a related entity guaranteed $900,000.00 of our obligations to GE and pledged certain of their assets to secure such guaranty. In connection with this action, the Board granted warrants to Mr. Moore entitling him to purchase 2,700,000 shares of Common Stock at varying prices per share. See "Proposal 2 - Approval of Warrants" above.

In March 2001, the Company and Mr. Moore agreed that, among other things, (a) the Company would fund up to $250,000 of legal fees and expenses which are expected to be incurred by Mr. Moore in connection with the Ditto Litigation (all of such funding is expected to be recorded as an expense of the Company and not as an advance to Mr. Moore), and (b) except as previously set forth, no additional uncollateralized advances will be made to Mr. Moore. See "Security Ownership of Certain Beneficial Owners and Management" for more information related to the Ditto Litigation, to the funding of expenses related to the Ditto Litigation, and to the shares of Common Stock pledged to various third parties and to the Company.

On January 12, 1999, the Company entered into (a) a note purchase agreement (the "Agreement") with Compass Bank (the "Bank"), and No. 2, which is principally owned by Mr. Moore, pursuant to which the Company agreed to purchase from the Bank, in the event of a default by No. 2 and Mr. Moore (as guarantor), the following: (i) two promissory notes (collectively the "Notes") executed by No. 2 payable to the Bank in the stated amount of $500,000 and (ii) all instruments securing repayment of the Notes, including without limitation, a pledge agreement related to 168,000 shares of Common Stock which are owned by No. 2 as collateral for the Notes, and (b) a bank transaction agreement (the "Related Agreement") with No. 2 and Mr. Moore, which obligated No. 2 and/ or Mr. Moore to (i) pledge to the Company an additional 50,000 shares (subsequently reduced to 25,000 shares) of Common Stock as collateral for the Company under the terms of both the Agreement and the Related Agreement, (ii) pay the Company for entering into the Agreement by conveying to the Company 5,000 shares of Common Stock which were owned by No. 2, and (iii) waive the right of Mr. Moore to exercise options to purchase, at $2.50 per share, 5,000 shares of Common Stock pursuant to options previously granted to Mr. Moore by the Company. The proceeds from the loans evidenced by the Notes have been partially advanced by the Bank and have been used in part to fund Mr. Moore's purchase, at $2.50 per share (for an aggregate amount of $181,250), of 72,500 shares of Common Stock pursuant to the exercise of stock options previously granted to him by the Company. In February, 2003, No. 2 filed for bankruptcy protection from its creditors.

Pursuant Technologies, Inc. ("Pursuant"), formerly named More-O Corporation, of which Mr. Moore and Samuel E. Hunter, a director of the Company, are minority shareholders, paid the Company $20,000 for the sublease of office space in 2000. In 2002, the Company paid Pursuant $95,000 for web site development and Pursuant front office software user license fees and user training. Mr. Hunter is not an executive officer of Pursuant.

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ADDITIONAL INFORMATION

Shareholder Proposals for 2004 Annual Meeting

Shareholders may submit proposals for consideration at future shareholder meetings, including director nominations. In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting, presently scheduled to be held in June 2004, the written proposal must be received by the Company no later than January 15, 2004. Any such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Similarly, in order for a shareholder proposal, including a nomination for director, to be raised from the floor during next year's annual meeting, written notice must be received by the Company no earlier than March 1, 2004 and no later than April 1, 2004 and shall contain such information as required under the Company's Bylaws. If such proposal is timely received by the Company and is in accordance with the Company's Bylaws, management's discretion to vote proxies with respect to such proposal will be limited by the provisions of Rule 14a-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is one of the proxy rules promulgated by the SEC.

You may contact the Company's corporate Secretary at Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals, including nominating director candidates.

GENERAL

The information contained in this Proxy Statement in the sections entitled "Compensation Committee Report on Executive Compensation" and "Comparative Total Returns" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act of 1933 as amended (the "1933 Act"), or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the 1993 Act or the Exchange Act.

By Order of the Board of Directors,

/S/ W. BROWN GLENN, JR.
President

April 29, 2003
Dallas, Texas

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Appendix 1

DIVERSIFIED CORPORATE RESOURCES, INC.
AUDIT COMMITTEE CHARTER
(As Amended in March 2003)

PURPOSE

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Diversified Corporate Resources, Inc., a Texas corporation ("Diversified"), is to; (a) assist the Board in fulfilling its oversight responsibilities by serving as an independent and objective party to monitor management's conduct in connection with the Company's financial reporting process and internal controls system, (b) review and assess the audit efforts of the Company's outside auditors, (c) provide an open avenue of communication among the outside auditors, management and the Board and (d) serve as the primary liaison for any employee wishing to report financial irregularities involving the Company. The Committee's composition, duties and responsibilities will adhere to the rules of the SEC, the American Stock Exchange (the "Amex"), and the requirements of the Sarbanes-Oxley Act. (the "Act").

The Committee shall review the adequacy of this Charter on an annual basis.

RESPONSIBILITIES/REPORTING

The Committee is directly responsible for the appointment, compensation, and oversight of the registered public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "Auditors"). The Committee's specific duties in connection with this direct responsibility and with its oversight role in general are delineated in the Audit Committee Responsibilities Matrix. The Responsibilities Matrix will be updated at least annually to reflect changes in legal and regulatory requirements, authoritative guidance and evolving best oversight practices. It is emphasized that the Committee's role is one of oversight. In other words, management of the Company (and not the Committee) is responsible for publishing financial statements that are complete, accurate and in accordance with generally accepted accounting principles, and the Auditors (and not the Committee) are responsible for planning and carrying out a proper audit and review of the Company's financial statements. It is also not the Committee's responsibility to assure the Company's compliance with applicable laws and regulations, to design the Company's internal policies and controls, or to assure compliance with such policies and controls as well as the establishment, with management, of policices and procedures related to financial "whistle blowers".

In carrying out its oversight responsibilities, the Committee relies on the expertise, integrity and knowledge of management, the internal auditors, in-house counsel and the Auditors. Accordingly, the Company is responsible for providing the Committee with the resources necessary for the Committee to maintain the requisite familiarity with relevant accounting policies and procedures and with all other materials and access to Company personnel as may be requested by the Committee. In discharging its oversight responsibilities, the Committee may interact with the Company's regular outside counsel but is also empowered to engage and rely upon the advice of independent counsel and other experts.

The Auditors shall report directly to the Committee. The Committee chairperson shall report to the full Board on behalf of the Committee, giving full disclosure to any views held by a minority of the members of the Committee.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, (a) who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and who are not disqualified from being "independent " pursuant to the rules of the Amex, and the Act and (b) who are financially literate and capable of understanding detailed financial analysis and reporting as prescribed in the Act. The Chairman of the Committee must, in addition to meeting all other requirements, possess those financial skills necessary to be considered expert in the field of financial management, analysis and financial reporting as further defined by the Act. In addition, to the extent possible, the Chairman should reside within a reasonable proximity to the Company as the Act contemplates a very active role for this individual.

LIMITATIONS ON NON-AUDIT SERVICE

This Charter reflects the policy of the Company that the outside auditors are prohibited from providing non-audit services to the Company unless such services are permitted by the S-O Act. In the event that any non-audit services are to be provided to the Company, such services must be approved in advance by the Committee.

Diversified Corporate Resources Incorporated
AUDIT COMMITTEE RESPONSIBILITIES MATRIX

QUARTER IN WHICH PERFORMED

		Fourth quarter (FY end)	First	Second	Third	As needed
1. Selection, Appointment and Compensation of the Auditors
1a.

Obtain and review a report by the proposed Auditors describing its internal quality procedures and results of peer review, confirm the independence of the proposed Auditors, review with the proposed Auditors, the internal auditors and Finance management the proposed scope and plan of the audit and proposed non-audit services.

X
1b.	Appoint and approve the compensation of the Auditors and pre-approve the scope of the audit and non-audit services.	X
1c.	Monitor any issues brought to the Committee's attention regarding the oversight of the Auditors by the Public Company Accounting Oversight Board.					X
2. Oversight of the Auditors and the Company's Policies and Controls
2a.

Review with Finance management and the Auditors at completion of the annual audit:
(i) The Company's financial statements and related footnotes, including disclosures relating to off-balance sheet transactions and proforma information;
(ii) The Auditors' audit of the financial statements and its report and management letter thereon;
(iii) The Auditors' report regarding the Company's critical accounting policies and the other matters set forth in Section 204 of the Sarbanes-Oxley Act (the "2002 Act"); and
(iv) Any other matters related to the audit which are to be communicated to the Committee under generally accepted auditing standards.

X
2b.

Discuss with Finance management and the Auditors whether there were any difficulties or disputes encountered during the course of the audit (including any attempt to exert improper influence) and whether any significant future changes are required in the Auditors' audit plan, and take appropriate action.

X
2c.

Oversee, with the Auditors, management's evaluation of the effectiveness of the Company's internal controls and procedures for financial reporting leading to the internal control report under Section 404 of the 2002 Act.

			X			X
2d.

After having designed and established such procedures, oversee, with the internal auditors, the operation of procedures for treatment of complaints and anonymous submissions by employees regarding accounting or auditing matters and for whistleblower protection.

X
2e.

Examine, with the Auditors and the internal auditors, the Company's code of ethics for senior officers and the Company's standards of ethical conduct for all other employees; generally, oversee the process of changing, granting waivers of and dealing with violations of the code of ethics.

			X			X
2f.

Examine, with the Auditors and the internal auditors:
(i) The Company's policies and procedures with respect to transactions between the Company and officers and directors (and their affiliates); and
(ii) The Company's policies and procedures with respect to trading in Company securities by officers, directors and affiliates, including compliance with the rules of Section 306 of the Act relating to insider trading during pension fund blackout periods.
Review any matters brought to the Committee's attention regarding the operation of such policies and procedures and take appropriate action.

			X			X
2g.

Review and take appropriate action , whether or not the Board has designated the Committee to act as the qualified legal compliance committee, with respect to any reports to the Committee of evidence of material violations of securities law or breach of fiduciary duty submitted by legal counsel pursuant to Section 307 for the 2002 Act.

X
2h.	Inquire of Finance management, the internal auditors and the Auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.	X	X	X	X	X
2i.

Inquire of Finance management, the internal auditors and the Company's legal counsel of any legal and regulatory matters that may have a material impact on the financial statements and assess the steps management has taken to minimize such impact.

		X	X	X	X	X
2j.

Meet with each of the Auditors, the internal auditors and Finance management in separate executive session to discuss any matters that either party believes should be discussed privately with the Committee.

		X	X	X	X
2k.	Review and approve the appointment or change in the internal auditors.					X
3. External Reporting
3a.	Provide the Committee's report in the annual proxy that includes the Committee's review and discussion of matters with management and the Auditors.			X
3b.

Generally, review the 1934 Act periodic reports of the Company (including financial statements) with Finance management, the internal auditors, the Auditors and legal counsel prior to filing of the reports with the SEC. Specifically:
(i) Review management disclosures to the Committee, the contents of the CEO and CFO certifications and all other disclosures required under the 2002 Act.
(ii) Provide the disclosure of non-audit services required under Section 202 of the 2002 Act.

		X	X	X	X
3c.

Review all other filings and releases made from time to time by the Company to consider whether the information contained in these filings is consistent with the information contained in the Company's financial statements, before they are filed.

X
3d.	The Committee chairperson will participate in a telephonic meeting among Finance management and the Auditors prior to quarterly earnings releases.	X	X	X	X
4. Operation of the Committee
4a.

The agenda for Committee meetings will be prepared in consultation between the Committee chairperson (with input from the Committee members), Finance management, the internal auditors, the Auditors and legal counsel.

		X	X	X	X	X
4b.	Review and update the Audit Committee Responsibilities Matrix.		X
4c.	Include a copy of the Committee charter as an appendix to the proxy statement at least once each year.			X
4d.

Verify that the Committee consists of a minimum of three members who are independent and financially literate, including, if possible, at least one member who qualifies as an audit committee financial expert.

X
5. Other Responsibilities
5a.	Perform such other functions as required by law or the Company's charter or bylaws, or as assigned to the Committee by the Board of Directors.					X
5b.

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's mission and scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

X

Addendum 2

DIVERSIFIED CORPORATE RESOURCES, INC.
COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. FURTHERMORE, IT IS EXPRESSLEY UNDERSTOOD THAT THIS WARRANT SHALL BECOME EFFECTIVE UPON APPROVAL BY A MAJORITY OF VOTES CAST BY SHAREHOLDERS OF THE COMPANY AT THE COMPANY'S NEXT ANNUAL MEETING.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, J. Michael Moore ("Holder") is entitled to purchase, subject to the terms and conditions of this Warrant, Common Shares of Diversified Corporate Resources, Inc., a Texas corporation (the "Company") This Warrant entitles Holder to purchase up to 2,700,000 fully paid and non-assessable shares of the Common Stock ("Common Stock") of the Company, in accordance with Section 2 of this document during the period commencing concurrent with shareholder approval (the "Effective Date") and ending on May 30th, 2008 at 5:00 p.m. Dallas, Texas time, (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein. The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1. EXERCISE PRICE AND SCHEDULE. The Shares Represented by this Warrant can be purchased in three equal tranches of 900,000 shares. The purchase price for the first tranche (900,000 shares) shall be $.15 per share. The purchase price for the second tranche (900,000 shares) shall be $.16 per share The purchase price for the third tranche (900,000 shares) shall be $.19 per share Such price shall be subject to adjustment pursuant to the terms hereof (such prices, as adjusted from time to time, is hereinafter referred to as the "Exercise Price"). Notwithstanding anything herein to the contrary, the Holder shall be obligated to exercise the purchase rights granted herein with respect to one tranche (900,000 shares) not later than December 31, 2003.

2. EXERCISE AND PAYMENT.

(a) CASH EXERCISE. At any time after the Effective Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

(b) NET ISSUANCE. In lieu of payment of the Exercise Price described in Section 2(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the "Net Issuance Election Notice") duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

where: X = Y (A-B)

A

X = the number of shares to be issued to the Holder pursuant to this Section 2.

Y = the number of shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 2.

A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 2.

B = the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 2.

For purposes of this Section 2, the "fair market value" per share of the Company's Common Stock shall mean:

i. If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "NNM") or other over-the- counter quotation system, the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

ii. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Holder of this Warrant. If the Company and the Holder cannot mutually agree on such price, the fair market value shall be made by an appraiser of recognized standing selected by the Holder and the Company, or, if they cannot agree on an appraiser, each of he Company and the Holder shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value.

3. DELIVERY OF STOCK CERTIFICATES. Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

4. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the difference between the cash value of the fractional share and the portion of the Exercise Price allocable to the fractional share.

5. CHARGES, TAXES AND EXPENSES. The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.

(b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

(c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.

(d) MERGER. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resales of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

12. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

13. DISPOSITION OF SHARES. Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a) Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c) Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 13, or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

14. REGISTRATION RIGHTS.

(a) PIGGYBACK REGISTRATION. If at any time during the five-year period commencing on the Effective Date and ending on May 30, 2008, the Company shall determine to register for its own account or the account of others under the 1933 Act any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Warrants or Shares, who is entitled to registration rights under this Section 14(a) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Holder shall so request in writing (hereafter a "Selling Holder"), the Company shall include in such Registration Statement all or any part of the Shares issuable upon exercise of the Warrants (the "Registrable Securities") such Selling Holder requests to be registered. The obligations of the Company under this Section 14(a) may be waived by Holders holding a majority in interest of the Registrable Securities. In the event that the managing underwriter for said offering advises the Company in writing that the inclusion of such Registrable Securities in the offering would be materially detrimental to the offering, then the Company shall be required to include in the offering only that number of Registrable Securities which the managing underwriter determines in its sole discretion will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among all Selling Holders according to the total amount of Registrable Securities entitled to be included therein owned by each selling holder or in such other proportions as shall mutually be agreed to by such selling holders); PROVIDED HOWEVER, that in no event shall any Holder of Registrable Securities have the number of shares of such securities reduced in such offer unless and until any holders of non-Registrable Securities intending to participate in such offering (which selling holders' registration rights, if any, were granted by the Company from and after the date hereof) first shall have had the number of their shares of such securities reduced up to the amount of securities the managing underwriter has determined in its sole discretion shall be excluded from the offering; and PROVIDED FURTHER, that in no event shall any Shares being sold by a Holder properly exercising a demand registration granted in Section 14(b) be excluded from such offering.

(c) OBLIGATIONS OF THE HOLDERS. In connection with the registration of the Registrable Securities pursuant to either Sections 14(a), or (b), the Selling Holders shall have the following obligations:

i. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Selling Holder that such Selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Selling Holder of the information the Company requires from each such Selling Holder (the "Requested Information") in the case of a Registration Statement being prepared pursuant to Section 14(b) or if such Selling Holder elects to have any of such Selling Holder's Registrable Securities included in the Registration Statement in the case of a Registration Statement being prepared pursuant to Section 14(a).

ii. Each Selling Holder by such Selling Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Selling Holder has notified the Company in writing of such Selling Holder's election to exclude all of such Selling Holder's Registrable Securities from the Registration Statement; and

iii. No Selling Holder may participate in any underwritten registration hereunder unless such Selling Holder (i) agrees to sell such Selling Holder's Registrable Securities on the basis provided in any underwriting arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, except as provided in Section 14(d) below.

(d) EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 14(a) or 14(b), including, without limitation, all registration, listing and qualifications fees, printers for the Company and the Selling Holders, shall be borne by the Company; the Company shall not be required to bear the fees and out-of-pocket expenses of legal counsel and accountants selected by the Selling Holders in connection with each such registration.

(e) INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

i. To the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder who holds such Registrable Securities, the directors, if any, of such Selling Holder, the officers, if any, of such Selling Holder, each person, if any, who controls any Selling Holder within the meaning of the 1933 Act, any underwriter (as defined in the 1933 Act) for the Selling Holders, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it first became effective, or any related final prospectus, amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading (a "Violation"). The Company shall reimburse the Selling Holders and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 14(e)(i) shall not apply in such case to the extent any such Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, and shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

ii. In connection with any Registration Statement in which a Selling Holder is participating, each such Selling Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 14(e)(i), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for use in connection with such Registration Statement, and such Selling Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 14(e)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Selling Holder, which consent shall not be unreasonably withheld.

iii. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution to the same extent as provided above, with respect to information furnished in writing by such persons expressly for inclusion in the Registration Statement.

iv. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 14(e) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 14(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnifying Party shall pay for only one separate legal counsel for the Indemnified Parties; such legal counsel shall be selected by the Indemnified Parties holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 14(e), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 14(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

v. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of Registrable Securities, the Company, the Selling Holders and the underwriter(s) enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification and contribution among the parties, the indemnification and contribution provisions of this Section 14(e) shall be deemed inoperative for purposes of such offering.

(e) CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 14(e) to the fullest extent permitted by law; PROVIDED, HOWEVER, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 14(e), (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

(f) REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

i. use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144; and

ii. use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

iii. furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company with respect to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities without registration pursuant to Rule 144.

(g) ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holders to transferees or assignees of all or any portion of such securities only if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee (iii) such assignment is in accordance with and permitted by law and all other agreements between the transferor or assignor and the Company, including without limitation, shareholder's agreements, warrants and subscription agreements, and the transferor or assignor otherwise is not in material default of any obligation to the Company under any such other agreement, and (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

(h) TERMINATION OF REGISTRATION RIGHTS. No Holder of Warrants or Shares shall be entitled to exercise any right provided for in this Section 14 at such time as such Holder would be able to dispose of all of its Registrable Securities in any three (3) month period under SEC Rule 144 or any successor rule thereto.

15. TRANSFERABILITY.

(a) GENERAL. This Warrant shall be transferable only on the books of the Company maintained at its principal office in Dallas, Texas or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b) LIMITATIONS ON TRANSFER. This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder except to (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 15(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

16. MISCELLANEOUS.

(a) CONSTRUCTION. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 15(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 15(b).

(b) RESTRICTIONS. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

To Holder:

Mr. J. Michael Moore
10670 North Central Expressway
Suite 600
Dallas, Texas 75231

To the Company:

Diversified Corporate Resources, Inc.
10670 North Central Expressway, Suite 600
Dallas, Texas 75231
Attention: President

(d) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

(e) ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f) BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g) WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h) SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

Executed this 13th day of March, 2003, but effective retroactive to October 30, 2002.

THE COMPANY:

Diversified Corporate Resources, Inc.

By: ____________________________________________

Name: ______________________________________

Title: ________________________________________

HOLDER:

J. Michael Moore

By:_____________________________________________

NOTICE OF EXERCISE

To: DIVERSIFIED CORPORATE RESOURCES, INC.

The undersigned hereby elects to purchase _____________ shares of Common Stock ("STOCK") of Diversified Corporate Resources, Inc., a Texas corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:

Name:

Title:

NET ISSUANCE ELECTION NOTICE

To: DIVERSIFIED CORPORATE RESOURCES, INC.

Date:

The undersigned hereby elects under Section 2 of the attached Warrant to surrender the right to purchase ___________ shares of Common Stock pursuant to the attached Warrant. The Certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Signature

Name for Registration

Mailing Address

EXHIBIT A

To: DIVERSIFIED CORPORATE RESOURCES, INC.

In connection with the purchase by the undersigned of ___________ shares of the Common Stock (the "STOCK") of Diversified Corporate Resources, Inc., a Texas corporation (the "COMPANY"), upon exercise of that certain Common Stock Warrant dated as of November 15, 2001, the undersigned hereby represents and warrants as follows:

The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

The undersigned understands the instruments evidencing the Stock may bear the following legend:

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

DIVERSIFIED CORPORATE RESOURCES, INC.

By:_____________________________________
W. Brown Glenn Jr. President & Director

_____________________________________
J. Michael Moore

DIVERSIFIED CORPORATE RESOURCES, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, JUNE 6, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, J. Michael Moore and W. Brown Glenn, Jr., or either of them, with full power of substitution, as Proxies to vote all stock of Diversified Corporate Resources, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held in Dallas, Texas on June 6, 2003, upon such business as may properly come before the meeting or any adjournments thereof, including the following items as set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. Proposal to elect as Directors of the Company the following persons to hold office until the next annual election of Directors by shareholders or until their successors have been duly elected and qualified.

[_]	FOR all nominees listed below	[_]	WITHHOLD AUTHORITY

(EXCEPT AS MARKED TO THE CONTRARY BELOW) TO VOTE FOR ALL NOMINEES LISTED BELOW

J. Michael Moore	W. Brown Glenn, Jr.	Samuel E. Hunter	Mark E. Cline	John M. Gilreath.

(INSTRUCTION: To withhold authority to vote for any individual nominee, please place a line through the nominee's name above.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

2. Proposal to approve the grant by the Company to J. Michael Moore of warrants to purchase 2,700,000 shares of the Company's Common Stock.

[_]	FOR	[_]	AGAINST

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE GRANT OF WARRANTS.

3. In their discretion, the Proxies are authorized to vote upon such other matters and business as may properly come before the meeting.

[_]	FOR	[_]	AGAINST	[_]	ABSTAIN

Your signature(s) on this proxy form should be exactly as your name or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary or representative capacity, please set forth your full title. If a corporation, please sign in full corporate name as president or other authorized officer. If a partnership or other entity, please sign in the partnership's or other entity's name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR PROPOSALS 1 AND 2 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER.

Dated: ________________________, 2003 ___________________________________ (Signature) ___________________________________ (Signature if held jointly)